Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February 2007.

/s/ Laurie A. Delano Laurie A. Delano

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Kenneth R. Allen Kenneth R. Allen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Ross C. Hartley Ross C. Hartley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Bill D. Helton Bill D. Helton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ D. Randy Laney D. Randy Laney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Julio S. Leon Julio S. Leon

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Myron W. McKinney Myron W. McKinney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ B. Thomas Mueller B. Thomas Mueller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Mary McCleary Posner Mary McCleary Posner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Stock Purchase Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February 2007.

/s/ Allan T. Thoms Allan T. Thoms